UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 10, 2014 (June 9, 2014)

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On June 9, 2014, Magnum Hunter Resources Corporation (the “Company”, “we”, “us” or “our”) entered into a Limited Consent Agreement related to the Company’s Third Amended and Restated Credit Agreement, by and among the Company, as borrower, Bank of Montreal, as administrative agent, the lenders party thereto and the agents party thereto, dated December 13, 2013, as amended, to allow the Company to consummate the takeover offer described in Item 8.01 below. A copy of the Limited Consent Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01              Other Events.

On June 10, 2014, the Company filed with the Australian Securities Exchange a notice of intention to make a takeover offer (the “Notice”) for Ambassador Oil and Gas Limited, an Australian company listed on the Australian Securities Exchange (ASX: AQO) (“Ambassador”), stating that the Company intends to make an offer to acquire all of the outstanding ordinary (or common) shares of Ambassador. The consideration set forth in the Company’s Notice is one share of the Company’s common stock for every 27.8 Ambassador shares, implying a value of A$0.34 per Ambassador share based on the closing sales price of the Company’s common stock on the New York Stock Exchange of US$8.84 on Monday, June 9, 2014. Ambassador currently has approximately 142.1 million shares outstanding. At the offer ratio, the Company plans to issue approximately 5.1 million shares of common stock in order to acquire 100% of Ambassador, equivalent to approximately 2.6% of the Company’s outstanding shares of common stock as of June 9, 2014. Based on the closing sales price of the Company’s common stock on the New York Stock Exchange of US$8.84 on Monday, June 9, 2014, this represents total consideration of approximately US$45.2 million. Ambassador shareholders will own approximately 2.5% of the outstanding shares of common stock of the Company as of June 9, 2014 (and pro forma for the issuance of shares pursuant to the Company’s offer) if the Company acquires 100% of Ambassador. The Company’s offer is subject to certain terms and conditions which are summarized in Schedule 1 to the Notice. A copy of the Notice, including Schedule 1, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The full terms and conditions of the Company’s offer will be set forth in a Bidder’s Statement which the Company expects to deliver to Ambassador shareholders as soon as possible.

As previously reported by the Company, the Company owns approximately 17% of the ordinary (or common) shares of New Standard Energy Limited, an Australian company listed on the Australian Securities Exchange (ASX: NSE) (“NSE”), the joint venture partner of Ambassador in Petroleum Exploration License No. 570 (“PEL 570”) issued by the government of South Australia for the exploration of oil and natural gas in the Cooper Basin in South Australia. The Company acquired its equity position in NSE in connection with the sale by the Company of certain of its Eagle Ford Shale properties to NSE in January 2014.  In connection with such sale, the Company and NSE agreed to a strategic alliance whereby the Company agreed to provide technical advice and assistance to NSE in connection with its development activities in PEL 570, specifically the development of the unconventional shale gas potential of the lands covered by PEL 570.

PEL 570 is made up of five parcels of acreage which total approximately 2,400 square kilometers (approximately 593,000 acres) in the South Australian portion of the Cooper Basin. The work program for PEL 570 currently consists of seismic acquisition and the drilling of three wells over the five-year term of the license. NSE has acquired the right to earn a 52.5% working interest in PEL 570 pursuant to a farm out from Ambassador, which owns the remaining 47.5% working interest in PEL 570. The Notice contains additional summary information regarding Ambassador and PEL 570.

The Company believes the offer for Ambassador represents an attractive opportunity for the Company to consolidate 100% of the working interests in PEL 570 in companies in which the Company owns a controlling or significant interest, thereby helping to facilitate the exploration and development of the Cooper Basin acreage. The Board of Directors and management team of the Company recently made a decision to increase the Company’s exposure to a very specific region in Australia where the Company has already established a presence. The Company’s decision was made based upon a combination of factors, which include the following:  (i) geological interpretation; (ii) substantial land position (shale scale); (iii) existing infrastructure; (iv) gas price and immediate exposure to international takeaway markets; (v) and most importantly, significant upside potential for our shareholders. The Company is not budgeting any cash expenditures surrounding this investment in Australia for calendar year 2014. The Company believes that the knowledge we have gained over the past five years in successfully exploring the Eagle Ford, Bakken, Marcellus and Utica Shale Plays is transferrable to the Cooper Basin of Australia.  Based on our exposure to shale plays in the United States, we believe early movers have the greatest opportunity for eventual success.

Notice to U.S. Shareholders of Ambassador. The offer described in this report is for the securities of a non-U.S. company. The offer is subject to disclosure requirements of a country that are different from those of the United States. You should be aware that the offeror may purchase securities otherwise than under the offer, such as in open market or privately negotiated purchases.

Item 9.01              Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Description
10.1	Limited Consent Agreement, dated June 9, 2014
99.1	Intention to Make a Takeover Offer for Ambassador Oil and Gas Limited, dated June 10, 2014.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This current report on Form 8-K includes “forward-looking statements” as defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect operations, financial performance, and other factors as discussed in this current report and other filings made by us with the SEC. Among the factors that could cause results to differ materially are those risks discussed in this and other reports filed by us with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures made in this and those filings, specifically those under the heading “Risk Factors.” Forward-looking statements speak only as of the date of the document in which they are contained, and we do not undertake any duty to update any forward-looking statements except as may be required by law.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: June 10, 2014	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Limited Consent Agreement, dated June 9, 2014
99.1	Intention to Make a Takeover Offer for Ambassador Oil and Gas Limited, dated June 10, 2014.